EXHIBIT 24.1

                    Written Consent of KPMG Peat Marwick LLP.




                        Consent of Independent Auditors

The Board of Directors
Great Northern Insured Annuity Corporation

We consent to the use of our report for Great Northern Insured Annuity Corporation included herein (post-effective amendment no. 6 to Form S-1 of registration no. 33-62674) and to the reference to our firm under the caption "Experts" in the prospectus.

                                            KPMG Peat Marwick LLP


Richmond, Virginia
April 24, 1998